                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated October 1, 1997, (97-7), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from November 1, 1997 to November 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and


2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.



                                  GREEN TREE FINANCIAL CORP.


                                  BY: /s/Phyllis A. Knight
                                     ---------------------------
                                      Phyllis A. Knight
                                      Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
         5.69125%,6.10%,6.18%,6.27%,6.54%,6.76%,6.96%,6.86%,7.37%,6.67%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                                 NOVEMBER 1997



                         CUSIP#'S   393505- XL1,XM9,SN7,XP2,XQ0,XR8,
                                    XS6,XT4,XU1,XV9
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97

                                                    Total $      Per $1,000
                                                    Amount         Original
                                                  ----------    ------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $8,132,714.73


(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00


(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       8,132,714.73


(2a) Amount withdrawn from Capitalized Interest
     Account (first two Remittance Date)                 .00

(b)  Excess Proceeds (First Remittance Date)             .00


A.   Interest
     (3)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.69125%)     5.69125%
          b. Class A-1 Interest                    78,873.07         3.42926391
          c. Class A-2 Remittance Rate(6.10%)           6.10%
          d. Class A-2 Interest                   162,666.67         5.08333344
          e. Class A-3 Remittance Rate(6.18%)           6.18%
          f. Class A-3 Interest                   339,900.00         5.15000000
          g. Class A-4 Remittance Rate(6.27%)           6.27%
          h. Class A-4 Interest                   209,000.00         5.22500000
          i. Class A-5 Remittance Rate(6.54%)           6.54%
          j. Class A-5 Interest                   485,050.00         5.45000000
          k. Class A-6 Remittance Rate(6.76%)           6.76%
          l. Class A-6 Interest                   101,400.00         5.63333333
          m. Class A-7 Remittance Rate (6.96%)          6.96%
          n. Class A-7 Interest                   319,000.00         5.80000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
         5.69125%,6.10%,6.18%,6.27%,6.54%,6.76%,6.96%,6.86%,7.37%,6.67%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 2



                         CUSIP#'S   393505- XL1,XM9,SN7,XP2,XQ0,XR8,
                                    XS6,XT4,XU1,XV9
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97



          o. Class A-8 Remittance Rate (6.86%)          6.86%
          p. Class A-8 Interest                   383,016.67         5.71666672
          q. Class A-9 Remittance Rate (7.37%
             unless the Weighted Average Contract
             Rate is less than 7.37%)                   7.37%
          r. Class A-9 Interest
               - to Class A-8 in Principal        207,281.25         3.09375000
               - to Class A-9 (on or after
                 Class A-9 Accertion Termination
                 Date                                    .00                  0
          s. Class A-10 Remittance Rate (6.67%)         6.67%
          t. Class A-10 Interest                  305,708.33         5.55833327


                                                    Total $       Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

 (4) Amount applied to:
          a. Unpaid Class A Interest Shortfall           .00                .00

          Pro Rata share of all other Class A
          Certificates                                     0


 (5) Remaining:
          a. Unpaid Class A Interest Shortfall           .00                .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
         5.69125%,6.10%,6.18%,6.27%,6.54%,6.76%,6.96%,6.86%,7.37%,6.67%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 3


                         CUSIP#'S   393505- XL1,XM9,SN7,XP2,XQ0,XR8,
                                    XS6,XT4,XU1,XV9
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97


B.    Principal
      (6) Formula Principal Distribution
          Amount                                3,942,055.58                N/A

      a. Scheduled Principal                      531,730.49                N/A
      b. Principal Prepayments                  3,571,959.65                N/A
      c. Liquidated Contracts                            .00                N/A
      d. Repurchases                                     .00                N/A
      e. Current Month Advanced Principal       1,501,456.82                N/A
      f. Prior Month Advanced Principal        (1,663,091.38)               N/A
      g. On September 1998 Remittance Date,
         amount by which Class A-1 Principal
         Balance exceeds sum of (a) thru (f),
         above                                           .00                N/A
      h. Minus on October 1998 Remittance Date,
         amount included on line (g) above for
         September Remittance Date                       .00                N/A
      i. November 1997: Excess proceeds, if any          .00                N/A


      (7)  Pool Scheduled Principal Balance   542,377,671.89

     (7b)  Adjusted Pool Principal Balance    540,876,215.07       983.41130013

     (7c)  Pool Factor                            0.98341130

      (8)  Class A Principal Deficiency, if any            0

      (9)  Unpaid Class A Principal Shortfall
           (if any)following prior Remittance date       .00

     (10)  Class A Percentage for such Remittance
           Date                                        92.43%

     (11)  Class A Percentage for the following
           Remittance Date                             92.37%

     (12)  Class A-10 Lock-Out Percentage                .00%

                      GREEN TREE FINANCIAL CORPORATION
              MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
       5.69125%,6.10%,6.18%,6.27%,6.54%,6.76%,6.96%,6.86%,7.37%,6.67%
                  PASS-THROUGH CERTIFICATES, SERIES 1997-7
              CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                               MONTHLY REPORT
                           NOVEMBER 1997 - Page 4



                         CUSIP#'S   393505- XL1,XM9,SN7,XP2,XQ0,XR8,
                                    XS6,XT4,XU1,XV9
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97

     (13)  Class A Principal Distribution

           a. Class A-1                         3,942,055.58       171.39372087
           b. Class A-2                                  .00                .00
           c. Class A-3                                  .00                .00
           d. Class A-4                                  .00                .00
           e. Class A-5                                  .00                .00
           f. Class A-6                                  .00                .00
           g. Class A-7                                  .00                .00
           h. Class A-8                                  .00                .00
           i. Class A-9                                  .00                .00
           j. Class A-10                                 .00                .00



                                                    Total $        Per $1,000
                                                    Amount           Original
                                                  ----------      ------------

     (14) Class A-1 Principal Balance          13,876,215.07       603.31369870
    (14a) Class A-1 Pool Factor                    .60331370

     (15) Class A-2 Principal Balance          32,000,000.00       1000.0000000
    (15a) Class A-2 Pool Factor                   1.00000000

     (16) Class A-3 Principal Balance          66,000,000.00       1000.0000000
    (16a) Class A-3 Pool Factor                   1.00000000

     (17) Class A-4 Principal Balance          40,000,000.00       1000.0000000
    (17a) Class A-4 Pool Factor                   1.00000000

     (18) Class A-5 Principal Balance         89,000,000.00        1000.0000000
    (18a) Class A-5 Pool Factor                  1.00000000

     (19) Class A-6 Principal Balance         18,000,000.00        1000.0000000
    (19a) Class A-6 Pool Factor                  1.00000000

     (20) Class A-7 Principal Balance         55,000,000.00        1000.0000000
    (20a) Class A-7 Pool Factor                  1.00000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
         5.69125%,6.10%,6.18%,6.27%,6.54%,6.76%,6.96%,6.86%,7.37%,6.67%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 5

                         CUSIP#'S   393505- XL1,XM9,SN7,XP2,XQ0,XR8,
                                    XS6,XT4,XU1,XV9
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97


     (21) Class A-8 Principal Balance          66,792,718.75        996.9062500
    (21a) Class A-8 Pool Factor                    .99690625

     (22) Class A-9 Principal Balance          22,707,281.25       1009.2125000
    (22a) Class A-9 Pool Factor                   1.00921250


     (23) Class A-10 Principal Balance         55,000,000.00       1000.0000000
    (23a) Class A-10 Pool Factor                  1.00000000

     (24) Unpaid Class A Principal Shortfall
          (if any) following current Remittance Date     .00

     (25) Amount, if any, by which Class A Formula
          Distribution amount exceeds Class A
          Distribution Amount                            .00


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

     (26)  31-59 days                             703,600.21                 17

     (27)  60 days or more                         62,063.18                  1

     (28)  Current Month Repossessions                   .00                  0

     (29)  Repossession Inventory                        .00                  0

     (30)  Weighted Average Contract Rate            9.81558

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
         5.69125%,6.10%,6.18%,6.27%,6.54%,6.76%,6.96%,6.86%,7.37%,6.67%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 6


                         CUSIP#'S   393505- XL1,XM9,SN7,XP2,XQ0,XR8,XC1,
                                    XD9,XE7,XF4,XG2
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in October 2001)

(31) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date          .01%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 3.5%)                                    N/A

(32) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date          .13%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 5.5%)                                     N/A

(33) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; July not exceed 5.5% from October 1, 2001 to
          September 30, 2002, 6.5% from October 1, 2002 to
          September 30, 2003, 8.5% from October 1, 2003 to
          September 30, 2004 and 9.5% thereafter)                            0%

(34) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date              .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          July not exceed 2.25%)                                             0%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 7

                         CUSIP#'S   393505-XW7
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97


(35) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 22.5%)                                                15.14%

(36) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $21,000,000.00                                       .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                  7.57%



                                                   Total $         Per $1,000
                                                    Amount           Original
                                                  ----------       ------------

CLASS M1 CERTIFICATES
---------------------

  (37) Amount available (including Monthly
       Servicing Fee)                           1,598,763.16

A.   Interest
  (38)  Aggregate interest
        a.  Class M-1 Remittance Rate (7.03%,
            unless Weighted Average Contract
            Rate is below 7.03%)                        7.03%

        b.  Class M-1 Interest                    241,656.25        5.85833333

  (39)  Amount applied to Class M-1 Interest
        Deficiency Amount                                .00                 0

  (40)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                .00                 0

  (41)  Amount Applied to:
        a.  Unpaid Class M-1 Interest Shortfall          .00                 0

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.99%,7.59%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 8


                         CUSIP#'S   393505-XX5,XY3
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97

  (42)  Remaining:
        a.  Unpaid Class M-1 Interest Shortfall          .00                 0

B.      Principal
  (43)  Formula Principal Distribution Amount            .00               N/A
        a.  Scheduled Principal                          .00               N/A
        b.  Principal Prepayments                        .00               N/A
        c.  Liquidated Contracts                         .00               N/A
        d.  Repurchases                                  .00               N/A

  (44)  Class M-1 Principal Balance            41,250,000.00     1000.00000000
 (44a)  Class M-1 Pool Factor                     1.00000000

  (45)  Class M-1 Percentage for such Remittance
        Date                                             .00%



                                                    Total $         Per $1,000
                                                    Amount           Original
                                                  ----------       ------------

  (46)  Class M-1 Principal Distribution:
        a.  Class M-1 (current)                          .00        0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                         .00


  (47)  Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date       .00

  (48)  Class M-1 Percentage for the following
        Remittance Date                                  .00%


Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                           1,357,106.91

  (2)  Class B-1 Remittance Rate (6.99% unless
       Weighted Average Contract Rate is below 6.99%)   6.99%

  (3)  Aggregate Class B1 Interest                128,150.00        5.82500000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.99%,7.59%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 9


                         CUSIP#'S   393505-XX5,XY3
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                             .00               .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                .00               .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                 .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                 .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (8a)  Class B Percentage for such Remittance Date       .00


                                                   Total $          Per $1,000
                                                    Amount           Original
                                                  ----------       ------------

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)            .00               .00

(10a)  Class B1 Principal Shortfall                      .00

(10b)  Unpaid Class B1 Principal Shortfall               .00

 (11)  Class B Principal Balance               41,250,000.00

 (12)  Class B1 Principal Balance              22,000,000.00
(12a)  Class B1 Pool Factor                      1.000000000


   Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.


Class B2 Certificates
---------------------

 (13)  Remaining Amount Available               1,228,956.91

 (14)  Class B-2 Remittance Rate (7.59%
       unless Weighted Average Contract
       Rate is less than 7.59%)                         7.59%

 (15)  Aggregate Class B2 Interest                121,756.25        6.32500000

                    GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.99%,7.59%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 10


                         CUSIP#'S   393505-XX5,XY3
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97


 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                             .00               .00

 (17)  (Remaining Unpaid Class B2 Interest Shortfall     .00               .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (19)  Class B2 Principal Liquidation Loss Amount        .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                              .00

 (21)  Guarantee Payment                                 .00

 (22)  Class B2 Principal Balance              19,250,000.00
(22a)  Class B2 Pool Factor                       1.00000000


                                                   Total $          Per $1,000
                                                    Amount           Original
                                                  ----------       ------------

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                           227,700.57

 (24)  3% Guarantee                               879,500.09

 (25)  Class C Residual Payment                          .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.99%,7.59%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            NOVEMBER 1997 - Page 11


                         CUSIP#'S   393505-XX5,XY3
                         TRUST ACCOUNT #3336047-0
                         REMITTANCE DATE: 12/15/97



 (26)  Class M-1 Interest Deficiency on such
       Remittance Date                                   .00

 (27)  Class B-1 Interest Deficiency on such
       Remittance Date                                   .00

 (28)  Repossessed Contracts                             .00

 (29)  Repossessed Contracts Remaining
       in Inventory                                      .00